Exhibit 99.2 COMPANY PRESENTATION | NOVEMBER 2021

Disclaimer This presentation (“Presentation”) is for informational purposes only. The information contained herein does not purport to be all-inclusive and neither Better Therapeutics, Inc. (“BetterTX” or the Company“) nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment or decision to invest in the Company. Neither the Company nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been veriﬁed by any independent source. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be discussed outside your organization. Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future ﬁnancial or operating performance. For example, these forward-looking statements include, but are not limited to, statements regarding the delivery of cognitive behavioral therapy and/ or prescription digital therapeutics by the Company to address the root causes of type 2 diabetes and other cardiometabolic diseases; development of a proprietary platform and software-based solutions for treatment of type 2 diabetes, heart disease and other conditions; achievement of changes in neural pathways of the brain and lasting changes in behavior through cognitive behavioral therapy delivered by the Company’s PDT; the capability of the Company to address the underlying causes of certain diseases and its related potential to improve patient health while lowering healthcare costs; the potential for Better Tx’s clinically validated mobile applications to be prescribed by physicians and reimbursed like traditional medicines; potential and signiﬁcance of the results of the pivotal study of BT-001 or any clinical or other trial; the potential success of BT-001 as a prescribed treatment used under physician supervision for people with uncontrolled type 2 diabetes; the possibility for the results of the pivotal study to support a regulatory submission for marketing authorization from the FDA; the potential timing of and the Company's expected progress towards developing and obtaining FDA approval for its products, related research and validation studies; the future ﬁnancial stability, strength or success of Better Tx. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identiﬁed by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Any forward-looking statements in this presentation are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the FDA may not be satisﬁed with the design of any of the Company's studies and trials, and even satisﬁed, payers may not reimburse BT-001, if approved, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our product candidates, the risk that the current COVID-19 pandemic will impact our platform validation, product testing, and the timing of the Company's submission of the BT-001 for marketing approval from the FDA. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company's actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in BetterTX’s ﬁlings on ﬁle with the Securities and Exchange Commission, available at the Securities and Exchange Commission’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in Better Tx’s subsequent/future ﬁlings, if any, with the Securities and Exchange Commission. All information in this Presentation is as of the date of the release, and the Company undertakes no duty to update this information unless required by law. 2

Pivotal trial of BT-001 (type 2 diabetes) is fully enrolled; primary endpoint Q1 2022 BT-002 (hypertension) pivotal trial expected to begin in 2022 Early clinical discovery in non-alcoholic fatty liver Recent disease (NAFLD) to enroll 1st patient in Q1 2022 Progress Real-world evidence study enrolled 1st patient in Q4 2021; Mass General Brigham joins study New patent family filed covering inventions in nutritional CBT and use of AI to guide treatment Completed deSPAC and PIPE transactions; funded through Q1 2023 3

Executive Team David Kevin Mark Justin Mark Kristin Thiago Deepti Jaggi, Perry Appelbaum Berman, MD Zamirowski Heinen Wynholds Oliveira PharmD Co-Founder, Co-Founder, Chief Chief Medical Chief Commercial Interim Chief Chief Product Chief People Chief Strategy Chairman Executive Officer Officer Officer Financial Officer Officer Officer Officer 4

Next Generation Therapeutics: Using Software Instead of Drugs A Digital Therapeutics Platform – delivering novel cognitive behavioral therapy targeting the root causes of cardiometabolic diseases Demonstrated Results– clinically meaningful results in multiple trials for Type 2 Diabetes and Hypertension 1 Major Market Opportunities – $490 billion spent in treating the effects of cardiometabolic diseases each year, while leaving the causes in place Platform Leverage – because we treat common root causes, we believe we can rapidly iterate our software and efficiently advance our pipeline with minimal product changes 1. Milken Institute. 2017. 5

We are spending more and more money to get worse and worse outcomes DIABETES HYPERTENSION US Healthcare Expenditures ($ in trillions) Americans Diagnosed with Hypertension (millions) US Healthcare Expenditures ($ in trillions) Americans Diagnosed with Diabetes (millions) $4 30 $4 110 $3 $3 22.5 82.5 $2 15 55 $2 $1 7.5 27.5 $1 0 0 1965 1975 1985 1995 2005 2015 1965 1975 1985 1995 2005 2015 CORONARY ARTERY DISEASE OBESITY US Healthcare Expenditures ($ in trillions) Americans Diagnosed with Heart Disease (millions) US Healthcare Expenditures ($ in trillions) Americans Diagnosed with Obesity (millions) 100 $4 $4 18 75 $3 $3 13.5 50 $2 $2 9 25 $1 $1 4.5 0 0 1965 1975 1985 1995 2005 2015 1965 1975 1985 1995 2005 2015 6

Hypertension (high blood pressure) 70M people $30B Rx drug spending That’s because Type 2 Diabetes (high blood sugar) Root Causes existing therapeutics 35M people Poor diet $52B Rx drug spending Sedentary lifestyle treat symptoms but Stress Poor sleep leave the common Alcohol, Tobacco root causes untouched Hyperlipidemia (high cholesterol) 40M people $28B Rx drug spending 7

Cognitive Behavioral Therapy (CBT) is effective at addressing the behavioral root causes of cardiometabolic diseases but is neither scalable nor affordable

"The results of this study show that PC-CBT lifestyle intervention [for patients with cardio-metabolic syndrome] leads to remarkable reductions in waist circumference, fasting serum-triglycerides levels, resting systolic blood tension, and improved quality of life when compared to the control group" [1]

"The results of this meta-analysis showed that CBT can be effective in reducing depression symptoms and fasting glucose in diabetes patients with comorbid depression as well as in improving quality of life and anxiety in the long-term." [2]

Treatment plans to treat cardio metabolic diseases with CBT are **not standardized** and different health professionals have different levels of success with their patients

Patients must commit to **8 - 20 CBT sessions** with their healthcare professional.[3]

Psychotherapists charge **upwards of $100/ hour** and not all patients have insurance that covers treatment. [4]

Sources: 1. Zhang, Y., Mei, S., Yang, R. et al. Effects of lifestyle intervention using patient-centered cognitive behavioral therapy among patients with cardio-metabolic syndrome: a randomized, controlled trial. BMC Cardiovasc Disord 16, 227 (2016) 2. Li C, Xu D, Hu M, Tan Y, Zhang P, Li G, Chen L. A systematic review and meta-analysis of randomized controlled trials of cognitive behavior therapy for patients with diabetes and depression. J Psychosom Res. 2017 Apr;95:44-54. 3. Turner, J. The use of cognitive behavioral therapy in diabetes care: A review and case study. Journal of Diabetes Nursing 14, 3 (2010); Mayo Clinic Cognitive Behavioral Therapy primer 4. Anxiety and Depression Association of America

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Better Therapeutics was founded on the hypothesis that we could create software that would change patient behavior and treat underlying causes of cardiometabolic diseases; and deliver it in a scalable and affordable mobile application 9

Our first submission will be a de novo In 2017, the FDA classification request established a Subsequent submissions may be 510(k)s pathway for the approval of software Pear Therapeutics, Akili Interactive, Mahana as a treatment Therapeutics have received authorization or clearance via this approach 10

Both patients and healthcare providers are highly interested in treatment alternatives that address the underlying causes of disease Provider Qualitative Research Results (n=30) 80% rate it a 6 or 7 Provider Average 7% 14% 28% 52% 6.2 / 7 1 2 3 4 5 6 7 Patient Qualitative Research Results (n=20) 69% rate it a 6 or 7 Patient Average 6% 6% 19% 31% 38% 5.8 / 7 1 2 3 4 5 6 7 Source: Better Therapeutics Market Research, Oct 2020. The 1 to 7 scale represents the intent of the patient to ask their provider to prescribe BT-001, and the intent of the provider to prescribe BT-001, where 1 was “not at all likely” and 7 was “extremely likely.” 11

Payer research supports our coverage and reimbursement assumptions $1,000 High Risk $900 At this price range, payers will likely attempt to strictly • • Blinded interviews conducted with 17 key manage BT-001 beyond label >$600 decision-makers in Commercial and $800 Not covered, Medical Exception only • Medicare Advantage payers $700 • Payers viewed evidence from our pivotal Moderate Risk $600 and real world evidence studies as Payers will likely start implementing stricter management • comprehensive and compelling to support on par with branded, non-preferred T2D treatments $500 $250 - $600 favorable coverage Patient population may be restricted to inclusion/exclusion • criteria from clinical trial $400 • Payers responded favorably to BT-001 BT-001 Expected target product profile with a willingness to Price Range $300 pay within the range of other branded T2D Low Risk treatments Payers will likely cover with non-limiting criteria similar to $200 • $100 - $250 branded, preferred T2D treatments $100 12 30-day Wholesale Acquisition Cost

Now is a unique time to build a very valuable prescription digital therapeutics company We can’t continue to pay more money for worse outcomes CBT is well established to treat the underlying causes of these diseases Our software platform has demonstrated clinically meaningful results in multiple trials The FDA has established a pathway for regulation and multiple companies have used it successfully Payers are increasingly interested in these solutions The field of digital health has significant momentum 13 13

We have created a software platform that delivers nutritional CBT and it has demonstrated clinically meaningful results in multiple trials NEUROSCIENCE LIFESTYLE MEDICINE ARTIFICIAL INTELLIGENCE Behavior Therapy Treatment Plans Personalization Changes thoughts and A pre-programmed beliefs so that difficult Guides changes in treatment algorithm behavior changes are dietary behavior and dynamically adjusts possible. Builds the physical activity, while goals to maximize acceptance and improving medication treatment response, resilience needed to adherence and self- and provides a handle challenging monitoring. feedback loop that obstacles and emotions. sustains engagement. 14

In our most recent pilot study in patients with type 2 diabetes, we observed that use of our software generated results similar to prescription drugs with few side effects Change in Fasting Blood Glucose Clinical Observations 1 (n = 80, enrolled with baseline A1c 7.0 to 11.0%) Greater than expected changes in fasting blood glucose Study Week Mean (mg/dL) Est. A1c Change Data quality is high in frequency, 2 -8.9 -0.4% prevalence and consistency of self- 4 -17.9 -0.8% reporting 6 -23.9 -1.0% Greater engagement with behavioral 8 -24.4 -1.1% therapy content results in greater 10 -21.6 -0.9% improvement in blood glucose; even a 12 -22.6 -1.0% low level of use resulted in meaningful improvement 1 This data is based on a single-arm, uncontrolled, unblinded pilot study conducted by BTX. Type 2 diabetes is defined as an A1c of 6.5% or higher. 15

A pivotal trial of our product for treating type 2 diabetes is underway; we expect primary data in Q1 2022 and an FDA submission in mid 2022


First Patient Screened
First Patient Randomized
Interim Analysis
Primary Endpoint Data
Last Patient Out
Feb-21
Apr-21
Dec-21
Q1-22
Q2-22

Sample Size: 648 participants with type 2 diabetes located in 5 geographically distinct US regions

Power: 90% power to detect 0.4% A1c difference with 0.05 alpha

Inclusion: 18-75 years old; baseline A1c 7% or above but less than 11%; stable drug regimen for 4 months prior to randomization

Exclusion: Use of prandial insulin; any unstable life-threatening medical condition; COVID-19

Randomization: 1:1 randomization to Standard of Care arm (control) or Standard of Care + BT-001 arm (intervention)

Primary Efficacy Endpoint: Day 90 A1c (difference in the mean change from baseline in A1c between groups)

Secondary Efficacy Endpoint: Day 180 A1c (difference in the mean change from baseline in A1c between groups)

Primary Safety Endpoint: Occurrence, relatedness & severity of adverse events at Day 90

Secondary Safety Endpoint: Occurrence, relatedness & severity of adverse events at Day 180

Exploratory Endpoints: Changes in insulin resistance, blood lipids, inflammation, blood pressure, cardiovascular risk score, weight, medications, quality of life; NPS (BT-001 only)

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We believe **we can develop this pipeline faster and at less cost** than traditional therapeutics, allowing us to scale much more quickly



Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Type 2 Diabetes
Pivotal
FDA Review
Hyperlipidemia
Pilot
Pivotal
Hypertension
Pilot
Pivotal
FDA Review
T2DM w/ Hypertension
Pilot
Liver Disease (NAFLD)
Discovery
Liver Disease (NASH)
Discovery

Additional Scientific Areas of Interest

Increasingly, it is appreciated that there are shared pathways of pathophysiology, such as inflammation and immune activation that underlie the development of cardiometabolic conditions as well as conditions in other disease classes, such as Alzheimer's disease, multiple sclerosis and certain cancers.

- Chronic Kidney Disease
- Pre-Eclampsia
- Coronary Artery Disease
- Treatment-resistant Hypertension
- Familial Hypercholesterolemia
- Alzheimer's Disease
- Gestational Diabetes
- Peripheral Artery Disease

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In the current treatment paradigm, disease symptoms worsen and healthcare costs increase for the remainder of life Progression of Disease Additional Non-Insulin Advanced Pre-Diabetes / Insulin Non-Insulin Diagnosis Treatment Comorbidities At-Risk Stage Treatment Treatments +3.2x +1.8x drug cost / drug cost / patient / year patient / year 18 Number of Patients

By treating the underlying causes of disease, we make a new paradigm possible; one in which disease progression stops and in many patients is reversed Progression of Disease Pre-Diabetes / Diagnosis At-Risk Stage Additional Non-Insulin Non-Insulin Treatment Treatments Advanced Insulin Comorbidities Treatment Reduce the number of patients Reduce the number patients who who start drug treatment progress to insulin treatment 19 Number of Patients

In diabetes alone, there is over $40B of addressable drug spending on insured patients with uncontrolled diabetes 12M 73% $4,500 = $40B Patients with Covered by Annual diabetes drug Immediate uncontrolled diabetes Commercial Payers costs per patient Addressable Market and A1c 7-11% or Medicare Part D 20 20

Diabetes drug spending is expected to grow by 2.5x over the next 10 years, but our approach could begin to reduce the cost of treating diabetes and almost every other metabolic disease $120 $105B $93B $90 $60 $40B $30 $15B $0 2010 2020 2030 2030 w/BT-001 authorized Yesterday Today Tomorrow 21

Aligned with Existing Clinical Guidelines By choosing to seek Physician examines patient FDA approval for our products, we seek to Physician diagnoses patient fit seamlessly within the existing Physician prescribes therapy healthcare system to Payer reimburses like a drug enable adoption and scale, while only Patient remains in care of physician changing the form of therapy New Product Form requiring NEW Patient + Provider Education 22

4% of Primary Care Providers Treat 20% of Patients 86% of type 2 23,000,000 388,717 diabetes patient care 224,364 (pre insulin) is 162,082 17,250,000 delivered by primary 121,206 90,558 care providers. 11,500,000 66,249 46,468 A small portion of 23,592 5,750,000 providers care for a 16,998 6,636 disproportionate 0 0 100,000 200,000 300,000 400,000 number of patients. Providers Primary Care Providers include: Family Practice, Internal Medicine, General Medicine and Geriatric Physicians, Nurse Practitioners and Physicians Assistants Source: The State of Primary Care in the United States. 2018.; Metformin 2020 Medicare Prescription Data 23 Patients

We plan to build a commercial capability to launch BT-001 and scale an emerging portfolio of digital therapeutics in primary care.

Commercial Team Composition

Role	Focus	Sizing at FDA Authorization	Annualized Cost
Engagement and Education	Health System formulary acceptance and digital first engagement and education for providers and patients	~20	$8M
Medical Liaisons	KOL engagement, real world study support, advocacy organization engagement	~3	$1M
Payer Executives	National and regional payer coverage, contracting and reimbursement support	~4	$3M
Technical Implementation Specialists	EHR integration support for e-prescribing and health system data exchange	~2	$1M
Patient Services Specialists	Patient focused, coordinated virtual support for information and reimbursement support	~7	$2M
	Total	**~40**	**~$15M**

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BT-001 is expected to both improve patient outcomes and save payers money 3-year Cost Clinical Impact Branded Drug Cost (Wholesale) (A1c Reduction) (30 day wholesale cost) Trulicity (GLP-1 RA Inj.) Trulicity (GLP-1 RA Inj.) Trulicity (GLP-1 RA Inj.) 1.7% $797 $21,336 Rybelsus (GLP-1 RA Oral) Rybelsus (GLP-1 RA Oral) $772 $20,678 Rybelsus (GLP-1 RA Oral) 1.2% Jardiance (SGLT2) Jardiance (SGLT2) $522 $13,985 Jardiance (SGLT2) 0.9% Janumet (DPP4) Janumet (DPP4) $451 $12,073 Janumet (DPP4) 0.8% BT-001 BT-001 $347 $2,730 BT-001 1.0% (Pilot Data) $0 $200 $400 $600 $800 $0 $11,000 $22,000 25 25 BT-001 expected price range

We have begun enrolling a 1,000 participant real-world evidence (RWE) study to understand BT-001 durability of effect and impact on total cost of care

Oct-21	Q3-22	Q4-22	Q2-23	Q4-23
First Patient In	Last Patient In	6-Month Data (250 pts)	9-Month Data (750 pts)	9-Month Data (1000 pts)

	BT-001 Participants	Study Size	Duration
Mass General Brigham	500	750	18-month
CPC Clinical Research	250	500	24-month
Catalyst Health Network	250	250	12-month

Population: Participants with type 2 diabetes; A1c between 7.0% and 11.0%, not on prandial insulin

Design: Open-label, real world interventional studies using within participant comparison or control arm

Primary Measures: Mean change in A1c after 6 and 12-months (mean change within participant or compared to control)

Secondary Measures: Mean change in medication usage after 6 and 12-months (mean change within participant or compared to control)

Exploratory Endpoints: Changes in quality of life, diabetes treatment satisfaction, blood pressure, cholesterol, weight, lipids and HbA1c trends, medication use, diabetes related hospitalizations, emergency room visits, and outpatient visits at 12 months or more

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We have the opportunity to create a valuable company based on diabetes revenues alone Gross Proﬁt EBIT Revenues $400 $400 $35 $390 $16 $0 -$30 -$44 -$117 -$132 $300 $300 $310 -$35 $200 $200 -$70 $100 $100 $88 -$105 $63 $0 $0 $0 $7 $0 $0 -$140 2021 2023 (Launch Year) 2025 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 27

We expect multiple value creation milestones over the next 18 months Enrollment Pivotal Trial Pivotal Trial Pilot Data Complete First Patient In First Patient In [BT-002, -003] [BT-001] [BT-002] [BT-003] Secondary Endpoint FDA Interim [BT-001] FDA Authorization Primary Endpoint Close SPAC Submission Analysis [BT-001] [BT-001] Transaction [BT-001] [BT-001] Q2 2022 Q4 2021 Q1 2022 Q3 2022 Q4 2022 Q1 2023 Ending Cash: $38M $28M $27M $30M $18M $3M Cash forecast assumes: Minimum/latest borrowings on the Hercules debt agreement ($5M in Q2 2022 and $10M) 28